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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB (the "Report") of Active Link Communications, Inc. (the "Company") for the year ended March 31, 2003, each of the undersigned Timothy A. Ells, the Chief Executive Officer of the Company, and William D. Kelly, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 15, 2003            /s/ Timothy A. Ells
                                 -----------------------------------------------
                                 Timothy A. Ells, President and Chief Executive
                                 Officer


Dated:  July 15, 2003            /s/ William D. Kelly
                                 -----------------------------------------------
                                 William D. Kelly, Vice President and
                                 Chief Financial Officer

                                    * * * * *


A signed original of this written statement required by Section 906 has been provided to Active Link Communications, Inc. and will be retained by Active Link Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.